UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 5, 2024

KRONOS WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31763	76-0294959
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas (Address of principal executive offices)	75240-2620 (Zip Code)

Registrant’s telephone number, including area code

(972) 233-1700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01Other Events.

Exchange Offer and Consent Solicitation

On February 5, 2024, Kronos Worldwide, Inc. (the “Company”) issued a press release announcing the early tender results of its previously announced (a) offer to exchange (the “Exchange Offer”) up to €325,000,000 principal amount of the outstanding 3.75% Senior Secured Notes due 2025 (the “Old Notes”) issued by Kronos International, Inc., a wholly-owned subsidiary of the Company (the “Issuer”), for a combination of newly issued 9.50% Senior Secured Notes due 2029 (the “New Notes”) to be issued by the Issuer and cash, and (b) solicitation of consents to adopt certain proposed amendments to the indenture governing the Old Notes.

The New Notes have not been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), or any state or foreign securities laws. Therefore, the New Notes may not be offered or sold in the United States or to any U.S. person absent registration, except pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

No Offer or Solicitation

The Exchange Offer and Consent Solicitation is being conducted upon the terms and subject to conditions set forth in a confidential offering memorandum delivered to eligible holders. This Current Report on Form 8-K is not an offer to issue or exchange any of the New Notes or Old Notes described herein. The Exchange Offer and Consent Solicitation is being made, and copies of the confidential offering memorandum will only be made available, to a holder of Existing Notes who has certified its status as (i) a “qualified institutional buyer” under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) or (ii) a person who is not a “U.S. person” as defined under Regulation S under the Securities Act and who is not a “retail investor” (as defined in the confidential offering memorandum) residing in a member state of the European Economic Area or in the United Kingdom.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1Press Release, dated February 5, 2024, issued by Kronos Worldwide, Inc.

104Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRONOS WORLDWIDE, INC.
(Registrant)

Date: February 5, 2024	By:	/s/ Tim C. Hafer
Tim C. Hafer,
Executive Vice President and Chief Financial Officer